UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

ABBVIE INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_______________________________________________

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange
1.500% Senior Notes due 2023	ABBV23B	New York Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
1.250% Senior Notes due 2024	ABBV24B	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

AbbVie Inc. (“AbbVie”) held its Annual Meeting of Stockholders on May 7, 2021. The following is a summary of the matters voted on at that meeting.

(1)	The stockholders elected AbbVie’s Class III Directors with terms expiring in 2024, as follows:

Name	For	Against	Broker Non-Votes
Roxanne S. Austin	1,176,814,309	40,193,567	266,940,608
Richard A. Gonzalez	1,143,418,886	73,588,990	266,940,608
Rebecca B. Roberts	1,178,818,824	38,189,052	266,940,608
Glenn F. Tilton	1,092,161,771	124,846,105	266,940,608

(2)	The stockholders ratified the appointment of Ernst & Young LLP as AbbVie’s independent registered public accounting firm for 2021, as follows:

For	Against	Abstain
1,443,141,768	38,474,335	2,332,381

(3)	The stockholders approved, on an advisory basis, the compensation of AbbVie’s named executive officers listed in the proxy statement for the 2021 annual meeting, as follows:

For	Against	Abstain	Broker Non-Votes
1,088,078,054	122,760,887	6,168,935	266,940,608

(4)	The stockholders approved the Amended and Restated 2013 Incentive Stock Program, as follows:

For	Against	Abstain	Broker Non-Votes
1,151,977,015	60,300,643	4,730,218	266,940,608

(5)	The stockholders approved the Amended and Restated 2013 Employee Stock Purchase Plan for Non-U.S. Employees, as follows:

For	Against	Abstain	Broker Non-Votes
1,179,691,622	33,184,479	4,131,775	266,940,608

(6)	The stockholders did not approve the management proposal regarding amendment of the certificate of incorporation to eliminate supermajority voting, as follows:

For	Against	Abstain	Broker Non-Votes
1,200,648,034	12,015,517	4,344,325	266,940,608

(7)	The stockholders did not approve a stockholder proposal to issue a lobbying report, as follows:

For	Against	Abstain	Broker Non-Votes
435,784,510	770,846,870	10,376,496	266,940,608

(8)	The stockholders did not approve a stockholder proposal to adopt a policy to require an independent chair, as follows:

For	Against	Abstain	Broker Non-Votes
330,233,388	831,267,134	55,507,354	266,940,608

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date:	May 10, 2021	By:	/s/ Laura J. Schumacher
Laura J. Schumacher
Vice Chairman, External Affairs, Chief Legal Officer, and Corporate Secretary